                                                                      EXHIBIT 99

(CMS ENERGY LOGO)

                                                                    NEWS RELEASE
--------------------------------------------------------------------------------

                CMS ENERGY REPORTS 2004 EARNINGS OF $110 MILLION

o REPORTED EARNINGS OF $0.64 PER SHARE IN 2004, REVERSES 2003 LOSS OF $0.30 PER SHARE

o        ONGOING EARNINGS OF $0.87 PER SHARE, UP FROM $0.81 PER SHARE IN 2003

o        2005 REPORTED GUIDANCE: $0.84 TO $0.89 PER SHARE

o        2005 ONGOING GUIDANCE: $0.87 TO $0.92 PER SHARE

         JACKSON, Mich., March 8, 2005 -- CMS Energy (NYSE: CMS) announced today 2004 reported net income of $110 million, or $0.64 per share, compared to a loss of $44 million, or $0.30 per share, in 2003. (All per share figures are on a diluted basis.)

         Ongoing earnings for 2004 were $0.87 per share, or $149 million, exceeding the Company's guidance of $0.85 per share. Ongoing earnings for 2003 were $0.81 per share on income of $122 million. Ongoing (non-Generally Accepted Accounting Principles) earnings provide a key measure of the Company's present operating financial performance, unaffected by discontinued operations, asset sales or other items detailed in the attached summary financial statements.

         Continued strong operating performance and success in resolving key regulatory issues were major factors in the year-over-year earnings improvement. Lower interest costs from an aggressive debt refinancing program, the absence of prior year pension settlement costs, and tax benefits from the American Jobs Creation Act also contributed.

         CMS Energy also announced its 2005 earnings guidance. For reported earnings, $0.84 to $0.89 per share, up from $0.64 in 2004. For ongoing earnings, $0.87 to $0.92 per share, compared to 2004's $0.87 per share. The Company has set its 2005 employee incentive program goal at $0.90 per share for ongoing earnings.

         For the fourth quarter of 2004, CMS Energy reported net income of $47 million, or $0.24 per share, compared to reported net income of $8 million, or $0.05 per share, for the same quarter in 2003. Ongoing earnings for the fourth quarter of 2004 were $0.20 per share, or $39 million, compared to ongoing earnings of $0.22 per share, or $36 million, for the comparable quarter in 2003.


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               Fourth quarter 2004 earnings include a benefit of $21 million, or
$0.12 per share, as a result of a planned repatriation of $80 million from CMS Energy's foreign subsidiaries in 2005 and resulting lower deferred taxes due to the tax provisions of the American Jobs Creation Act. CMS Energy anticipates that its foreign subsidiaries will repatriate additional cash in 2005 that will result in tax benefits in 2005. These benefits are included in CMS Energy's 2005 guidance and don't recur beyond 2005. CMS Energy will invest the repatriated cash in its utility, Consumers Energy.

               The Company's recent highlights include:

         o A successful common equity offering netting $288 million in October

         o        $450 million of equity infused into Consumers Energy since
                  August

         o Resolution of several key regulatory issues, including the Resource Conservation Plan in January.

         o Sale of its 33 percent interest in the GVK Industries power plant in southern India in February

         David Joos, CMS Energy's chief executive officer, said the strong financial results for 2004 stemmed from the Company's operational strength.

         "Our employees continue to deliver strong operating performance and we're pleased that it's showing good results for our customers and shareholders," Joos said. "The fact that we have positive reported income represents a major turnaround for us after several years of reported losses stemming from asset sales and impairments as we implemented our back-to-basics utility-plus strategy."

         CMS Energy is an integrated energy company, which has as its primary business operations an electric and natural gas utility, natural gas pipeline systems, and independent power generation.

                                      # # #

This news release contains "forward-looking statements" as defined in Rule 3b-6 of the Securities Exchange Act of 1934, as amended, Rule 175 of the Securities Act of 1933, as amended, and relevant legal decisions. The forward-looking statements are subject to risks and uncertainties. They should be read in conjunction with "Forward-Looking Statements and Risk Factors" found in the Management Discussion and Analysis sections of CMS Energy's and Consumers Energy's Forms 10-Q for the quarter ended Sept. 30, 2004 (both incorporated herein by reference), that discuss important factors that could cause CMS Energy's and Consumers Energy's results to differ materially from those anticipated in such statements.

For more information on CMS Energy, please visit our web site at:
www.cmsenergy.com

Media Contacts: Jeff Holyfield, 517/788-2394 or Dan Bishop, 517/788-2395

Investment Analyst Contact: CMS Energy Investor Relations, 517/788-2590

                             CMS Energy Corporation
                        SUMMARY OF CONSOLIDATED EARNINGS
                    Condensed Consolidated Income Statements
                      (Millions, Except Per Share Amounts)



                                                          Fourth Quarter
                                                            (Unaudited)                          Twelve Months
                                                  ------------------------------      ------------------------------
                                                      2004               2003             2004               2003
                                                  ------------      ------------      ------------      ------------
Operating Revenue                                 $      1,562      $      1,372      $      5,472      $      5,513

Earnings from Equity Method Investees                       37                39               115               164

Operating Expenses                                       1,422             1,281             4,834             4,987

Asset Impairment Charges                                    35                25               160                95
                                                  ------------      ------------      ------------      ------------

Operating Income                                  $        142      $        105      $        593      $        595

Other Income (Deductions)                                   95                12               178                14

Fixed Charges                                              193               138               634               593
                                                  ------------      ------------      ------------      ------------

Income (Loss) before Minority Interests           $         44      $        (21)     $        137      $         16

Minority Interests                                          (2)                3                15                --
                                                  ------------      ------------      ------------      ------------

Income (Loss) before Income Taxes                 $         46      $        (24)     $        122      $         16

Income Tax Expense (Benefit)                               (13)               10                (5)               58

                                                  ------------      ------------      ------------      ------------
Income (Loss) from Continuing Operations          $         59      $        (34)     $        127      $        (42)

Income (Loss) from Discontinued Operations                 (10)               43                (4)               23

Cumulative Effect of Accounting Changes                     --                --                (2)              (24)
                                                  ------------      ------------      ------------      ------------

Net Income (Loss)                                 $         49      $          9      $        121      $        (43)

Preferred Dividends                                          2                 1                11                 1
                                                  ------------      ------------      ------------      ------------

Net Income (Loss) Available to Common Stock       $         47      $          8      $        110      $        (44)
                                                  ============      ============      ============      ============

Earnings (Loss) Per Share

             Basic                                $       0.25      $       0.05      $       0.65      $      (0.30)

             Diluted                                      0.24              0.05              0.64             (0.30)

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                             CMS Energy Corporation
                      SUMMARIZED COMPARATIVE BALANCE SHEETS
                              (Millions of Dollars)



                                                                   December 31      December 31
                                                                       2004             2003
                                                                   ------------     ------------
ASSETS
Cash and cash equivalents                                          $        669     $        532
Restricted cash                                                              56              201
Short-term investments                                                      109               --
Other current assets                                                      2,165            1,736
                                                                   ------------     ------------
   Total current assets                                            $      2,999     $      2,469
Net plant and property                                                    8,636            6,890
Investments                                                                 752            1,390
Non-current assets                                                        3,485            3,089
                                                                   ------------     ------------
Total assets                                                       $     15,872     $     13,838
                                                                   ============     ============

STOCKHOLDERS' INVESTMENT
  AND LIABILITIES
Capitalization
   Debt
     Long-term debt (excluding securitization and                  $      5,868     $      5,622
        related-party debt)
     Capital leases                                                          48               58
     Notes payable                                                           --               --
     Current portion of long-term
        debt and capital leases
         (excluding securitization and related-party debt)                  159              491
                                                                   ------------     ------------
     Total debt                                                    $      6,075     $      6,171
   Preferred stock and securities                                           305              305
   Minority interest                                                        733               73
   Common stockholders' equity                                            2,072            1,585
                                                                   ------------     ------------
   Total capitalization                                            $      9,185     $      8,134
Securitization debt                                                         398              426
MCV debt and finance lease                                                  582               --
Long-term debt -- related parties                                           504              684
Current portion of long-term debt -- related parties                        180               --
Current liabilities                                                       1,279            1,117
Non-current liabilities                                                   3,744            3,477
                                                                   ------------     ------------
Total Stockholders' Investment and Liabilities                     $     15,872     $     13,838
                                                                   ============     ============


                             CMS Energy Corporation
                       SUMMARIZED STATEMENTS OF CASH FLOWS
                              (Millions of Dollars)


                                                                           Twelve Months
                                                                  ------------------------------
                                                                      2004              2003
                                                                  ------------      ------------
Beginning of Period Cash                                          $        532      $        351
                                                                  ------------      ------------
Cash and Cash Equivalents from FIN 46 Implementation              $        174      $         --
                                                                  ------------      ------------
     Cash provided by (used in) operating activities              $        398      $       (250)
     Cash provided by (used in) investing activities                      (392)              203
                                                                  ------------      ------------
     Cash flow from operating and investing activities            $          6      $        (47)
     Cash provided by (used in) financing activities                       (43)              229
     Currency Translation Adjustment                                        --                (1)
                                                                  ------------      ------------
        Total Cash Flow                                           $        (37)     $        181
                                                                  ------------      ------------
End of Period Cash                                                $        669      $        532
                                                                  ============      ============

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                             CMS Energy Corporation
                        SUMMARY OF CONSOLIDATED EARNINGS
    Reconciliations of GAAP Net Income (Loss) to Non-GAAP Ongoing Net Income
                      (Millions, Except Per Share Amounts)



                                                                    Fourth Quarter
                                                                      (Unaudited)                        Twelve Months
                                                            ------------------------------      ------------------------------
                                                                 2004             2003             2004               2003
                                                            ------------      ------------      ------------      ------------
NET INCOME (LOSS) AVAILABLE TO COMMON STOCK                 $         47      $          8      $        110      $        (44)

Reconciling Items:
      Discontinued Operations (Income) Loss                           10               (43)                4               (23)

      Cumulative Effect of Accounting Changes:
           MTM Accounting                                             --                --                --                23
           Asset Retirement Obligation                                --                --                --                 1
           Postretirement Benefits                                    --                --                 2                --

      Regulatory (Gains) from Prior Years                            (67)               --               (67)               --

      Net Asset Sales Losses, Writedowns and Other                    49                71               100               165
                                                            ------------      ------------      ------------      ------------
Ongoing Net Income -- Non-GAAP Basis                        $         39      $         36      $        149      $        122
                                                            ============      ============      ============      ============

Average Number of Common Shares Outstanding
      Basic                                                          190               161               169               150
      Diluted                                                        194               161               172               150

BASIC EARNINGS (LOSS) PER AVERAGE COMMON SHARE

Earnings (Loss) Per Share as Reported                       $       0.25      $       0.05      $       0.65      $      (0.30)

Reconciling Items:
      Discontinued Operations (Income) Loss                         0.05             (0.27)             0.02             (0.16)

      Cumulative Effect of Accounting Changes:
           MTM Accounting                                             --                --                --              0.15
           Asset Retirement Obligation                                --                --                --              0.01
           Postretirement Benefits                                    --                --              0.01                --

      Regulatory (Gains) from Prior Years                          (0.35)                              (0.40)               --

      Net Asset Sales Losses, Writedowns and Other                  0.26              0.44              0.61              1.11
                                                            ------------      ------------      ------------      ------------
Ongoing Net Income -- Non-GAAP Basis                        $       0.21      $       0.22      $       0.89      $       0.81
                                                            ============      ============      ============      ============

DILUTED EARNINGS (LOSS) PER AVERAGE COMMON SHARE

Earnings (Loss) Per Share as Reported                       $       0.24      $       0.05      $       0.64      $      (0.30)

Reconciling Items:
      Discontinued Operations (Income) Loss                         0.05             (0.27)             0.02             (0.16)

      Cumulative Effect of Accounting Changes:
           MTM Accounting                                             --                --                --              0.15
           Asset Retirement Obligation                                --                --                --              0.01
           Postretirement Benefits                                    --                --              0.01                --

      Regulatory (Gains) from Prior Years                          (0.35)                              (0.39)               --

      Net Asset Sales Losses, Writedowns and Other                  0.26              0.44              0.59              1.11
                                                            ------------      ------------      ------------      ------------
Ongoing Net Income -- Non-GAAP Basis                        $       0.20      $       0.22      $       0.87      $       0.81
                                                            ============      ============      ============      ============

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                             CMS Energy Corporation
                        SUMMARY OF CONSOLIDATED EARNINGS
              Reconciliation of GAAP to Non-GAAP 2005 EPS Guidance







2005 EPS Guidance -- Reported                                                    $ 0.84    To     $ 0.89


Exclude Restructuring Legal Expenses, Net of Tax                                   0.03             0.03
                                                                                 ------           ------
2005 EPS Guidance -- Ongoing                                                     $ 0.87    To     $ 0.92
                                                                                 ======           ======

                                                                           Approx.  $.90


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